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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 30, 1999

                       CASINO MAGIC OF LOUISIANA, CORP.
            (Exact Name of Registrant as Specified in its Charter)

          Louisiana                   333-14535              64-0878110
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)        Identification No.)


711 Casino Magic Drive, Bay Saint Louis, Mississippi                  39520
     (Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code:  (228) 467-9257
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Item 5.        Other Events.

     On August 30, 1999, the Company compiled its financial information for the second calendar quarter of 1999. Pursuant to Section 4.03 of the Indenture governing the Casino Magic of Louisiana, Corp. 13% First Mortgage Notes, certain quarterly financial information is required to be provided. Attached as Exhibit
99.1 is the quarterly financial information relating to the Company, which is incorporated herein by reference.

Item 7.        Exhibits.

     99.1 Financial Statements of Casino Magic of Louisiana, Corp. together with Management's Discussion and Analysis of Financial Condition and Results of Operations.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CASINO MAGIC OF LOUISIANA, CORP.

Date: August 30, 1999               By: /s/ Bruce Hinckley
                                        -------------------------------------
                                    Name: Bruce Hinckley
                                          -----------------------------------
                                    Title: Sr. VP and Chief Financial Officer
                                           ----------------------------------
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                       Casino Magic of Louisiana, Corp.

                               Index of Exhibits
                   Three and Six Months Ended June 30, 1999

Exhibit             Description
-------             -----------

99.1 Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations.